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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     The undersigned Chief Executive Officer of First Keystone Financial, Inc. (the "Registrant") hereby certifies that the Registrant's Annual Report on Form 10-K for the year ended September 30, 2006 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                        /s/ Thomas M. Kelly
                                        ----------------------------------------
                                        Name: Thomas M. Kelly
                                        Title: President and Chief Executive
                                               Officer

Date: December 28, 2006

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to First Keystone Financial, Inc. and will be retained by First Keystone Financial, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.